SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2023

Timberland Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-23333	91-1863696
State or other jurisdiction	Commission	(I.R.S. Employer
Of incorporation	File Number	Identification No.)

624 Simpson Avenue, Hoquiam, Washington	98550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code) (360) 533-4747

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Timberland Bancorp, Inc. (the “Company”) and its financial institution subsidiary, Timberland Bank (“Bank”), announced that Robert Drugge retired from the Chief Lending Officer positions at both the Company and the Bank on March 31, 2023.

(c) As a result of Mr. Drugge’s retirement, Matthew DeBord, age 42, was appointed as the Chief Lending Officer and Executive Vice President of the Company and the Bank, effective April 1, 2023.  Mr. DeBord has been with the Company since 2012 and most recently has held the position of Senior Vice President and Commercial Bank Team Leader.  Mr. DeBord is a graduate of the University of Washington and Pacific Coast Banking School and began his banking career as a regulator with the Washington State Department of Financial Institutions, Division of Banks.

(d) Subsequent to his retirement, Mr. Drugge will be appointed to the Boards of Directors of both the Company and Bank, effective April 3, 2023.  It is expected that Mr. Drugge will be appointed to the Loan Committee of the Bank's Board of Directors.

There are no family relationships between Mr. Drugge and any director or other executive officer of the Company or the Bank and Mr. Drugge was not appointed as a director pursuant to any arrangement or understanding with any person. Mr. Drugge has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On March 28, 2023, the Company’s Board of Directors amended the Company’s Bylaws by increasing the number of directors from nine (9) to ten (10), in connection with the addition of Mr. Drugge to the Board of Directors effective on April 3, 2023.  For further information please see the Amended and Restated Bylaws of the Company, a copy which is attached hereto as Exhibit 3.2.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.2 Amended and Restated Bylaws of Timberland Bancorp, Inc.
104             Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TIMBERLAND BANCORP, INC.

DATE: April 3, 2023	By: /s/Dean J. Brydon
Dean J. Brydon
Chief Executive Officer